Vanguard® Global Capital Cycles Fund
Schedule of Investments (unaudited)
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.5%)
Australia (2.5%)
	BHP Group Ltd.	694,144	19,285
[1]	BHP Group Ltd. ADR	293,870	16,298
*	Metals Acquisition Ltd. Class A	101,170	1,212
			36,795
Brazil (3.1%)
	Banco Bradesco SA ADR	12,448,641	30,748
	Vale SA Class B ADR	1,415,843	15,150
			45,898
Canada (15.8%)
	Barrick Gold Corp.	6,524,990	126,063
*	Foran Mining Corp. (XTSE)	7,674,073	24,086
	Intact Financial Corp.	123,228	23,533
	Lundin Mining Corp.	2,255,840	21,937
*	First Quantum Minerals Ltd.	1,066,516	13,780
	Agnico Eagle Mines Ltd.	147,591	12,735
*	Foran Mining Corp.	2,589,883	7,316
*	Abaxx Technologies Inc.	799,752	6,462
			235,912
China (4.4%)
	Alibaba Group Holding Ltd.	4,300,999	52,611
	Contemporary Amperex Technology Co. Ltd. Class A	381,946	13,256
			65,867
France (3.3%)
	Societe Generale SA	996,585	28,624
	Engie SA	1,242,788	20,831
			49,455
Germany (3.4%)
	Rheinmetall AG	48,285	24,859
	RWE AG	498,764	16,165
	Hensoldt AG	269,986	9,186
			50,210
India (3.1%)
	Reliance Industries Ltd.	2,895,856	45,789
Japan (1.7%)
	SUMCO Corp.	1,471,100	14,066
	Panasonic Holdings Corp.	1,311,920	10,797
			24,863
Mexico (0.2%)
	Cemex SAB de CV ADR	695,394	3,630
Norway (0.4%)
*	Seadrill Ltd.	147,139	5,790
South Africa (0.8%)
	Anglo American Platinum Ltd.	296,291	11,647
South Korea (3.4%)
	Samsung Electronics Co. Ltd.	1,217,291	51,687
Sweden (0.7%)
	Boliden AB	363,059	11,358
Switzerland (4.2%)
	Novartis AG (Registered)	373,666	40,545
	Swatch Group AG	105,802	21,711
			62,256
Taiwan (3.1%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	244,669	46,619

			Shares	Market Value ($000)
United Kingdom (25.3%)
		Anglo American plc	2,087,538	64,714
		Glencore plc	10,900,454	57,169
		Unilever plc	811,595	49,509
		Rio Tinto plc ADR	567,573	36,830
		Fresnillo plc	3,300,632	31,408
		Prudential plc	3,659,248	30,463
		Haleon plc	6,026,994	28,966
		Hammerson plc	6,298,113	23,411
		Shell plc	520,603	17,381
		Babcock International Group plc	2,626,926	16,005
		Burberry Group plc	788,487	8,015
		Reckitt Benckiser Group plc	128,757	7,811
		Travis Perkins plc	567,476	5,909
				377,591
United States (22.1%)
		Wells Fargo & Co.	833,409	54,105
		BWX Technologies Inc.	368,623	44,880
		Marvell Technology Inc.	472,429	37,846
		Viper Energy Inc. Class A	724,511	37,602
		Pfizer Inc.	1,183,962	33,506
*		Fluor Corp.	515,046	26,926
*		Antero Resources Corp.	1,017,305	26,328
		American Electric Power Co. Inc.	242,224	23,920
		Expand Energy Corp.	259,332	21,971
		Intel Corp.	803,630	17,294
		Archer-Daniels-Midland Co.	116,864	6,452
				330,830
Total Common Stocks (Cost $1,238,467)				1,456,197
Preferred Stocks (1.3%)
		Raizen SA Preference Shares (Cost $22,603)	40,132,200	19,438
		Coupon
Temporary Cash Investments (3.7%)
Money Market Fund (3.7%)
[2,3]	Vanguard Market Liquidity Fund (Cost $55,077)	4.834%	550,843	55,079
Total Investments (102.5%) (Cost $1,316,147)				1,530,714
Other Assets and Liabilities—Net (-2.5%)				(36,848)
Net Assets (100%)				1,493,866
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,181,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $14,831,000 was received for securities on loan.
ADR—American Depositary Receipt.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	608,954	7,316	—	616,270
Common Stocks—Other	106,749	733,178	—	839,927
Preferred Stocks	19,438	—	—	19,438
Temporary Cash Investments	55,079	—	—	55,079
Total	790,220	740,494	—	1,530,714